SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-        SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis.

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of goodwill and identifiable intangible assets, revenue recognition, allowances for doubtful debts, inventory write-offs, warranty provision, tax assets and tax positions, legal contingencies, and stock-based compensation costs. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

The Company's revenues are generated mainly in NIS, U.S. dollars, Mexican Pesos and Euros. In addition, most of the Parent Company's costs are incurred in NIS. The Company's management believes that the NIS is the primary currency of the economic environment in which the Company operates.

In accordance with U.S. Securities and Exchange Commission Regulation S-X, Rule 3-20, the Company has determined its reporting currency to be the U. S. dollar. The measurement process of Rule 3-20 is conceptually consistent with that of ASC 830.

Therefore, the functional currency of the Company is the NIS and its reporting currency is the U.S. dollar. The functional currency of the Company's foreign subsidiaries is the local currency in which each subsidiary operates.

ASC 830, "Foreign Currency Matters" sets the standards for translating foreign currency financial statements of consolidated subsidiaries. The first step in the translation process is to identify the functional currency for each entity included in the financial statements. The accounts of each entity are then measured in its functional currency. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate.

After the measurement process is complete the financial statements are translated into the reporting currency, which is the U.S. dollar, using the current rate method. Equity accounts are translated using historical exchange rates. All other balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate for the year. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Parent Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent Company's ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position. When the purchase price of a non-controlling interest by the Company exceeds the book value at the time of purchase, any excess or shortfall is recognized as an adjustment to additional paid-in capital.

d.          Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.

e.	Short-term and long-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months and less than one year, and are presented at their cost.

A bank deposit with a maturity of more than one year is included in long-term bank deposits, and presented at cost.

f.          Inventories:

Inventories are stated at the lower of cost or net realizable value. The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw materials, parts and supplies: using the "first-in, first-out" method.

Work in progress and finished products: on the basis of direct manufacturing costs with the addition of allocable indirect cost, representing allocable operating overhead expenses and manufacturing costs.

During the years ended December 31, 2015, 2016 and 2017, the Company recorded inventory write-offs in the amounts of $ 465, $ 226 and $ 128, respectively. Such write-offs were included in cost of revenues.

g.         Long-term trade receivables:

Long-term trade and other receivables with long term payment terms are recorded at their estimated present values.

h.          Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Buildings	3 - 4
Machinery and equipment	10 - 33 (mainly 10%)
Motor vehicles	15
Promotional displays	15 - 50
Office furniture and equipment	6 - 33
Leasehold improvements	By the shorter of the term of the lease or the useful life of the assets

i.          Intangible assets:

Intangible assets are comprised of patents, acquired technology, customer relations and backlog.

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method, at the following weighted average annual rates:

%

Patents	10
Technology	12.5-20
Customer relationships	10.3-25
Backlog	100

During the years ended December 31, 2015, 2016 and 2017, the Company did not record any impairment charges relate to its intangible assets.

j.          Impairment of long-lived assets:

The Company's long-lived assets and certain identifiable intangibles are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. In 2015, 2016 and 2017, the Company did not record any impairment charges attributable to property and equipment.

k.	Goodwill:

Goodwill has been recorded as a result of acquisitions and represents the excess of the costs over the net fair value of the assets of the businesses acquired.

Goodwill is allocated to three reporting units: one unit within the Products segment and the Cyber security reporting unit and Video reporting unit, both within the Video and Cyber security segment.

The Company follows ASC 350, "Intangibles - Goodwill and Other."

ASC 350 requires goodwill to be tested for impairment, at the reporting unit level.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the 5two-step impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test. The Company elects to perform an annual impairment test of goodwill as of December 31 of each year, or more frequently if impairment indicators are present.

ASC 350 prescribes a two phase process for impairment testing of goodwill. The first phase screens for impairment, while the second phase (if necessary) measures impairment. In the first phase of impairment testing, goodwill attributable to each of the reporting units is tested for impairment by comparing the fair value of each reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second phase is then performed. The second phase of the goodwill impairment test compares the implied fair value of the reporting unit's goodwill with the carrying amount of that goodwill.

If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. Fair value is determined using discounted cash flows, based on the income approach, as the Company believes that this approach best approximates the reporting unit's fair value at this time. Significant estimates used in the methodologies include estimates of future cash flows, future short-term and long-term growth rates and weighted average cost of capital for each of the reporting units.

Goodwill annual impairment test for the Products segment:

The material assumptions used for the goodwill annual impairment test for the Products segment, according to the income approach for 2017 were five years of projected net cash flows, a weighted average cost of capital rate of 14% and a long-term growth rate of 3%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

During the years ended December 31, 2015, 2016 and 2017, the Company did not record any impairment charges relates to the goodwill allocated to the reporting units within the Products segment.

Goodwill annual impairment test for the Cyber security reporting unit within the Video and Cyber security segment:

The material assumptions used for the goodwill annual impairment test for the Cyber security segment, according to the income approach for 2017 were five years of projected net cash flows, a weighted average cost of capital rate of 15% and a long-term growth rate of 3%. The Company considered current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

During the years ended December 31, 2015, 2016 and 2017, the Company did not record any impairment charges relates to the goodwill allocated to the Cyber security reporting unit within the Video and Cyber security segment.

Goodwill annual impairment test for the Video reporting unit within the Video and Cyber security segment:

The material assumptions used for the goodwill annual impairment test for the Video reporting unit, according to the income approach for 2017 were five years of projected net cash flows, a weighted average cost of capital rate of 16.6% and a long-term growth rate of 3%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

As required by ASC 820, "Fair Value Measurements and Disclosures," the Company applies assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

During the years ended December 31, 2016 and 2017, the Company did not record any impairment charges relates to the goodwill allocated to the Video reporting unit within the Video and Cyber security segment.

l.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805, "Business Combinations". ASC No. 805 requires recognition of assets acquired, liabilities assumed, and any non-controlling interest at the acquisition date, measured at their fair values as of that date. Any excess of the fair value of net assets acquired over purchase price and any subsequent changes in estimated contingencies are to be recorded in consolidated statements of operations.

Acquisition related costs are expensed in the statement of operations in the period incurred.

m.	Revenue recognition:

The Company generates its revenues mainly from (1) installation of comprehensive security systems for which revenues are generated from long-term fixed price contracts; (2) sales of security products; (3) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts; and (4) software license fees.

Revenues from installation of comprehensive security systems are generated from fixed-price contracts according to which the time between the signing of the contract and the final customer acceptance is usually over one year. Such contracts require significant customization for each customer's specific needs and, as such, revenues from this type of contract are recognized in accordance with ASC 605-35, "Revenue Recognition -Construction-Type and Production-Type Projects," using contract accounting on a percentage of completion method. Accounting for long-term contracts using the percentage-of-completion method stipulates that revenue and expense are recognized throughout the life of the contract, even though the project is not completed and the purchaser does not have possession of the project. Percentage of completion is calculated based on the "Input Method."

Project costs include materials purchased to produce the system, related labor and overhead expenses and subcontractor's costs. The percentage to completion is measured by monitoring costs and efforts devoted using records of actual costs incurred to date in the project compared to the total estimated project requirement, which corresponds to the costs related to earned revenues. The amounts of revenues recognized are based on the total fees under the agreements and the percentage to completion achieved. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are first determined, in the amount of the estimated loss on the entire contract.

Estimated gross profit or loss from long-term contracts may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

The Company believes that the use of the percentage of completion method is appropriate as the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged and the manner and the terms of settlement, including in cases of termination for convenience. In all cases the Company expects to perform its contractual obligations and its customers are expected to satisfy their obligations under the contract.

Fees are payable upon completion of agreed upon milestones and subject to customer acceptance. Amounts of revenues recognized in advance of contractual billing are recorded as unbilled accounts receivable. The period between most instances of advanced recognition of revenues and the customers' billing generally ranges between one to six months.

The Company sells security products to customers according to customer orders without installation work. The customers do not have a right to return the products. Revenues from security product sales are recognized in accordance with Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition in Financial Statements," when delivery has occurred, persuasive evidence of an agreement exists, the vendor's fee is fixed or determinable, no further obligation exists and collectability is probable.

Services and maintenance are performed under either fixed-price or time-and-materials based contracts. Under fixed-price contracts, the Company agrees to perform certain work for a fixed price. Under time-and-materials contracts, the Company is reimbursed for labor hours at negotiated hourly billing rates and for materials. Such service contracts are not in the scope of ASC 605-35 and, accordingly, related revenues are recognized in accordance with SAB No. 104, as those services are performed or over the term of the related agreements provided that, an evidence of an arrangement has been obtained, fees are fixed or determinable and collectability is reasonably assured.

The Company generates revenues from the sales of its software products user licenses as well as from maintenance, support, consulting and training services. The Company grants its product licenses primarily through its distributors, resellers and value added resellers ("VARs"), through its sales representatives and indirectly through original equipment manufacturers ("OEMs"). The end customers, OEMs, distributors, resellers or VARs, as the case may be, are considered to be end users for the purposes of revenue recognition.

The Company accounts for software sales in accordance with ASC 985-605, "Software Revenue Recognition" ("ASC 985-605"). Revenue from license fees and services are recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred or the services have been rendered, the fee is fixed or determinable and collectability is probable. The Company usually does not grant a right of return to its customers.

As required by ASC 985-605, the Company determines the value of the software component of its multiple-element arrangements using the residual method when vendor specific objective evidence ("VSOE") of fair value exists for all the undelivered elements of the arrangement. VSOE is based on the price charged when an element is sold separately or renewed. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is allocated to the delivered elements and is recognized as revenue.

Maintenance and support agreements provide customers with rights to unspecified software product updates, if and when available. These services grant the customers on line and telephone access to technical support personnel during the term of the service. The Company recognizes maintenance and support services revenues ratably over the term of the agreement, usually one year.

Arrangements for the sale of software products that include consulting and training services are evaluated to determine whether those services are essential to the functionality of other delivered elements of the arrangement. The Company determined that these services are not considered essential to the functionality of other elements of the arrangement. Therefore, the respective revenues from these services are recognized as a separate element of the arrangement.

Service revenues are recognized as the services are performed.

Deferred revenue includes unearned amounts under installation services, service contracts and maintenance agreements.

n.          Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, an accounting policy election for forfeitures and classification on the statement of cash flows. For public companies, ASU 2016-09 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company adopted ASU 2016-09 during the first quarter of 2017, at which time it changed its accounting policy to account for forfeitures as they occur. There was no material impact of the adoption of this standard on the Company’s financial statements.

During the years ended December 31, 2015, 2016 and 2017, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $ 243, $ 258 and $ 144, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. Estimated forfeitures are based on actual historical pre-vesting forfeitures.

The following assumptions were used in the Binomial option pricing model for the years ended December 31, 2015 and 2016 (no options were granted in 2017):

	2015	2016

Dividend yield	0%	0%
Expected volatility	36.86%-50.05%	27.72%-46.02%
Risk-free interest	0.24%-2.16%	0.61%-1.59%
Contractual term	4-7 years	5-7 years
Forfeiture rate	10%	10%
Suboptimal exercise multiple	1.41	1.41

o.         Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

p.         Warranty costs:

The Company provides a warranty for up to 24 months at no extra charge. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized in accordance with ASC 450, "Contingencies." Factors that affect the Company's warranty liability include the number of units, historical and anticipated rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table provides the detail of the change in the Company's warranty accrual, which is a component of other accrued liabilities on the consolidated balance sheets for the years ended December 31, 2016 and 2017:

	December 31,
	2016	2017

Warranty provision, beginning of year	$1,213	$1,197
Charged to costs and expenses relating to new sales	452	230
Costs of warranties granted	(456)	(251)
Foreign currency translation adjustments	(12)	105

Warranty provision, end of year	$1,197	$1,281

q.         Net earnings per share:

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share." Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such securities are anti-dilutive. The total weighted average number of the Company's ordinary shares related to the outstanding options excluded from the calculations of diluted earnings per share was 712,391 shares, 559,250 shares and 137,988 shares for the years ended December 31, 2015, 2016 and 2017, respectively.

r.          Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term bank deposits, trade receivables, unbilled accounts receivable, long-term trade receivables and long-term loans.

Of the Company's cash and cash equivalents and short-term and restricted bank deposits at December 31, 2017, $ 38,804 was invested in major Israeli and U.S. banks, and approximately $ 13,526 was invested in other banks, mainly with the Royal Bank of Canada, BBVA Bankcomer, Deutsche Bank and Natwest Bank. Cash and cash equivalents in the U.S. may be in excess of insured limits and are not insured in other jurisdictions. Generally, these deposits may be redeemed upon demand and therefore, bear low risk.

The short-term and long-term trade receivables of the Company, as well as the unbilled accounts receivable, are primarily derived from sales to large and solid organizations and governmental authorities located mainly in Israel, the U.S., Canada, Mexico and Europe.

The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses. An allowance for doubtful accounts is determined with respect to those amounts that the Company has determined to be doubtful of collection and in accordance with an aging policy. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

Changes in the Company's allowance for doubtful accounts during the three years period ended December 31, 2017 are as follows:

	Year ended December 31,
	2015	2016	2017

Balance at the beginning of the year	$1,802	$2,331	$2,064
Doubtful debt expenses during the year	749	429	299
Customers write-offs/collection during the year, net	(185)	(706)	(957)
Exchange rate	(35)	10	151

	$2,331	$2,064	$1,557

As of December 31, 2017, the Company has no significant off-balance sheet concentrations of credit risk, such as foreign exchange contracts or foreign hedging arrangements.

s.         Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company adopted an amendment to ASC 740, "Income Taxes". The amendment clarifies the accounting for uncertainties in income taxes by establishing minimum standards for the recognition and measurement of tax positions taken or expected to be taken in a tax return. Under the requirements of ASC 740, the Company must review all of its tax positions and make a determination as to whether its position is more-likely-than-not to be sustained upon examination by regulatory authorities. If a tax position meets the more-likely-than-not standard, then the related tax benefit is measured based on a cumulative probability analysis of the amount that is more-likely-than-not to be realized upon ultimate settlement or disposition of the underlying issue.

In the years ended December 31, 2015, 2016 and 2017, the Company recorded tax expenses (income) in connection to uncertainties in income taxes of $ 147, $ (230) and $ 245, respectively.

t.	Severance pay:

The Company's liability for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for its employees in Israel is fully provided by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset in the Company's balance sheet.

The deposited funds include profits accumulated up to balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel's Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies and includes immaterial profits.

On December 31, 2007, the then Chairman of the Company's Board of Directors, retired from his position. Pursuant to his retirement agreement, the retired Chairman is entitled to receive certain perquisites from the Company for the rest of his life. As of December 31, 2017, the actuarial value of these perquisites is estimated at approximately $ 666. This provision was included as part of accrued severance pay.

Severance expenses for the years ended December 31, 2015, 2016 and 2017, amounted to approximately $ 245, $ 1,126 and $ 1,095, respectively.

The Company has entered into an agreement with some of its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with the said Section 14, mandating that upon termination of such employees' employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

u.	Fair value of financial instruments:

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(i)
The carrying amounts of cash and cash equivalents, short-term bank deposits, long-term bank deposits, trade receivables, unbilled accounts receivable, short-term bank credit and trade payables approximate their fair value due to the short-term maturity of such instruments.

(ii)
The carrying amount of the Company's long-term trade receivables approximate their fair value. The fair value was estimated using discounted cash flows analysis, based on the Company's investment rates for similar type of investment arrangements.

(iii)
The carrying amounts of the Company's long-term debt are estimated by discounting the future cash flows using current interest rates for loans of similar terms and maturities. As of December 31, 2017, there was no material difference in the fair value of the Company's long-term borrowing compared to their carrying amount.

v.         Advertising expenses:

Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2015, 2016 and 2017, were $ 122, $ 219 and $ 194, respectively.

w.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.

Level 3	-	Unobservable inputs which are supported by little or no market activity.

As of December 31, 2015, 2016 and 2017, the Company did not have any derivative instruments, measured at fair value on a recurring or nonrecurring basis.

y.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income".  ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain from foreign currency translation adjustments.

The total accumulated other comprehensive income (loss), net was comprised as follows:

	Year ended December 31,
	2015	2016	2017

Foreign currency translation adjustments	$(1,850)	$(1,923)	$(87)

Total accumulated other comprehensive income (loss)	$(1,850)	$(1,923)	$(87)

z.	Non-controlling interest

The Company established a subsidiary in India subsidiary in 2012, which was 51% owned by the Company and 49% owned by a local partner.  The non-controlling interest relating to the India subsidiary was not material in 2016 and 2017.  During 2017, the Company entered to Share Purchase Agreement with the local partner, according to which, the Company acquired the 49% interest from the local partner for total consideration of approximately $ 100. As of December 31, the Company owns 100% of the India subsidiary.

aa.	Impact of recently issued accounting standards:

In May 2014, the FASB issued Accounting Standard Update No. 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU is effective for the Company in 2018 using either of two methods: (i) retrospective application of ASU 2014-09 to each prior reporting period presented with the option to elect certain practical expedients as defined within ASU 2014-09; or (ii) retrospective application of ASU 2014-09 with the cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application and providing certain additional disclosures as defined per ASU 2014-09 ("Modified Retrospective Adoption Transition Method").

The Company established an implementation team to analyze the potential impact the standard will have on its consolidated financial statements and related disclosures as well as its business processes, systems and controls. This includes reviewing revenue contracts across all revenue streams and evaluating potential differences that would result from applying the requirements under the standard. The Company will adopt the new standard on January 1, 2018 using the Modified Retrospective Adoption Transition Method with cumulative effect of applying the new guidance recognized as an adjustment to the opening retained earnings balance.

The Company completed its evaluation of the Standard and expects a change relating to allocating the transaction price to separate performance obligations. Under current GAAP the Company used the residual approach to allocate the transaction price between software and maintenance and support elements. The standard requires an entity to estimate the standalone selling price for each performance obligation and allocate the transaction price to each performance obligation on a relative standalone selling price basis with limited exceptions. When the good or service is sold at highly variable amounts the standalone selling price may be determined by the residual approach. The standard states that the residual approach can only be applied to contracts with multiple promised goods or services when the selling price of one or more goods or services is unknown.

In addition, the Standard requires the deferral and amortization of “incremental” costs incurred to obtain a contract. The primary contract acquisition cost for the Company are sales commissions. If the amortization period of those costs are one year or less, the costs are expensed as incurred, which is a practical expedient manner permitted under the new guidance. Under current GAAP, the Company expenses sales commissions as incurred while under the Standard such costs will be classified as a contract asset and amortized over a period that approximates the timing of revenue recognition on the underlying contracts. Upon initial application, the Company will record in the opening balance as of January 1, 2018, short term and long term assets, a decrease in deferred revenues and a cumulative effect to accumulated deficit, in immaterial amounts.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) ("ASU 2016-02"). The new guidance requires lessees to recognize assets and liabilities on the balance sheet for the rights and obligations created by all leases with terms of more than 12 months. ASU 2016-02 also will require disclosures designed to give financial statement users information on the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for annual reporting periods beginning after December 15, 2018 including interim periods within those fiscal years, but early adoption is permitted. The ASU requires a modified retrospective transition approach and provides certain optional transition relief.

The Company is currently evaluating when it will adopt this new standard and the expected impact on its consolidated financial statements and related disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15"). This new standard clarifies certain aspects of the statement of cash flows, including the classification of debt prepayment or debt extinguishment costs or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, distributions received from equity method investees and beneficial interests in securitization transactions. This new standard also clarifies that an entity should determine each separately identifiable source of use within the cash receipts and payments on the basis of the nature of the underlying cash flows. In situations in which cash receipts and payments have aspects of more than one class of cash flows and cannot be separated by source or use, the appropriate classification should depend on the activity that is likely to be the predominant source or use of cash flows for the item. ASU 2016-15 will generally be applied retrospectively and is effective for annual periods beginning after December 15, 2017. The Company does not expect that this new guidance will have a material impact on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash ("ASU 2016-18"), which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 will be effective for the Company in the first quarter of 2018 and early adoption is permitted. The Company does not expect that this new guidance will have a material impact on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment ("ASU 2017-04"). ASU 2017-04 eliminates Step 2 of the goodwill impairment test, which requires the calculation of the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Instead, an entity will compare the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value. ASU 2017-04 is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. The Company is currently evaluating the expected impact of the standard on its consolidated financial statements.

In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, which expands the activities that qualify for hedge accounting and simplifies the rules for reporting hedging transactions. The standard is effective for the Company beginning January 1, 2019. Early adoption is permitted. The Company is currently evaluating the expected impact of the standard on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. The amendments in this update provide a more robust framework to use in determining when a set of assets and activities is a business. Because the current definition of a business is interpreted broadly and can be difficult to apply, stakeholders indicated that analyzing transactions is inefficient and costly and that the definition does not permit the use of reasonable judgment. The amendments provide more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. The amendments in this update become effective for annual periods and interim periods within those annual periods beginning after December 15, 2017. The Company is currently evaluating the impact of adopting this new guidance on its consolidated financial statements, but it is not expected to have a material impact.